Exhibit 10.17(b)
                                                                ----------------

                          FIRST AMENDMENT TO SAGEBRUSH
                      MANAGEMENT AND MAINTENANCE AGREEMENT

     THIS FIRST AMENDMENT TO SAGEBRUSH MANAGEMENT AND MAINTENANCE AGREEMENT ("Amendment") is made and entered into as of December 1, 1990 by and among Sagebrush, a California general partnership ("Partnership"), the undersigned partners of the Partnership, being all of the Sagebrush partners ("Partners"), and ToyoWest Management Inc., a California corporation ("Manager"), with respect to the following facts and circumstances:

                                 R E C I T A L S
                                 ---------------

     A. The Partnership, all of the Partners except Alpha Mariah (Prime), Inc. and Beta Mariah (Prime) Inc., and Manager entered into that certain Sagebrush Management and Maintenance Agreement, dated as of September 1, 1989 (the "Agreement").

     B. Concurrently herewith, all of the Partners are entering into a First Amendment to Second Amended and Restated Sagebrush General Co-Ownership Partnership Agreement, by which the Partners agree, among other things, that Alpha Mariah (Prime), Inc. and Beta Mariah (Prime), Inc. are admitted to the Partnership.

     C. The Partnership, the Partners and Manager desire to amend the Agreement to extend the term of the Agreement and to add a new section concerning curtailment of the LIFO Partners (as defined below), all as set forth in this Amendment.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing premises, the parties hereby agree as follows:

     1.   Amendment.
          ---------

          (a) Section 6.1 of the Agreement shall be, and hereby is, amended by deleting the date "September 30, 2003" where it appears therein, and inserting in its place the date "July 20, 2006".

          (b)  A new Section 7.4 is hereby added to the Agreement, as follows:

               "7.4 Disconnection of LIFO Partners. In addition to the other rights provided to Manager hereunder to disconnect the Projects of the Partners (or their Partner Affiliates), Manager shall disconnect the Projects of Alpha Willow, SP11, SP12, SP13, SP14 and SP21 (together with their Partner Affiliates, the "LIFO Partners") in the following circumstances.

If at any time, and for any reason other than force majeure affecting the Transmission Line, (i) the Transmission Line is incapable of delivering power at its designed capacity, availability or voltage and curtailment of the Projects of the LIFO Partners would improve the capability of the transmission Line to deliver power at its designed capacity, availability and voltage, or (ii) the Transmission Line line losses exceed 1.14%, the excess line losses have an adverse effect on the Projects of Alpha Mariah, Alpha Mariah (Prime), Beta Mariah, Beta Mariah (Prime), or Gamma Mariah or their Partner Affiliates, and curtailment of the Projects of the LIFO Partners would reduce or eliminate such excess line losses, or (iii) the Transmission Line line losses for either of the power purchase contracts commonly known as Desert Winds I and Desert Winds III exceed the levels experienced immediately prior to the addition of the Projects of the LIFO Partners to the Transmission Line, the excess line losses have an adverse effect on the Projects of Alpha Joshua, Alpha Joshua (Prime), Beta Joshua, Beta Willow or Beta Willow (Prime) or their Partner Affiliates, and curtailment of the Projects of the LIFO Partners would reduce or eliminate such excess line losses, then the Manager shall curtail the Projects of the LIFO Partners. Nothing contained in the preceding sentence shall affect the rights of the Manager to curtail or disconnect the Project of a Partner under Section 4 of that Partner's Technical Use Agreement. Any curtailment under this provision shall be in an amount sufficient to cause the Transmission Line to deliver power at its designed capacity, availability and voltage, or to reduce the Transmission Line line losses, as applicable, up to and including the Projects of all of the LIFO Partners. Such curtailment shall continue until the Manager shall determine that reconnecting the Projects of the LIFO Partners shall not result in the recurrence of the event giving rise to the curtailment. If the LIFO Partners shall inform the Manager in writing of an agreement among them concerning the priority of the curtailment of their respective Projects, the Manager shall effect any curtailment under these provisions according to such priority. If the LIFO Partners fail to so inform the Manager, the Manager shall in its discretion determine which of the Projects of the LIFO Partners to curtail. The Manager shall cooperate with the LIFO Partners to attempt to eliminate the cause of any curtailment under this provision, provided that any expenses in connection with such cooperation shall be paid by the LIFO Partners. In connection with any attempt to eliminate the cause of any curtailment, no change to the Transmission Line shall be made without the prior unanimous consent of the Partners (excluding the LIFO Partners), which consent shall not be unreasonably withheld."

          (c)  Existing Section 7.4 shall be renumbered as Section 7.5.

          (d) All references in the Agreement to Manager as "ToyoWest Management Company" shall be interpreted as referring to "ToyoWest Management Inc.," the correct name of Manager.

     2.  Continuing Validity. Except as expressly modified by Section 1 of this
         -------------------
Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. By execution of this Amendment, Alpha Mariah (Prime), Inc. and Beta Mariah (Prime), Inc. hereby become parties to the Agreement and agree to be bound by all of the terms of the Agreement and this Amendment.

     3.   Miscellaneous. The provisions contained in Article 10 of the Agreement
          -------------
are hereby incorporated herein by this cross-reference.

          IN WITNESS WHEREOF, the Partnership, the Partners, and Manager have caused this Amendment to be executed on the dates set forth below the signatures of their respective representatives.


                                           TOYOWEST MANAGEMENT INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           Partners, on behalf of themselves and
                                           -------------------------------------
                                           Sagebrush:
                                           ---------

                                           ALPHA JOSHUA, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Geoffrey Hawkes
                                              Title:  President
                                              Date:  Dec 28, 1990

                                           BETA WILLOW, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Geoffrey Hawkes
                                              Title:  President
                                              Date:  Dec 28, 1990

                                           ALPHA JOSHUA (PRIME), INC.,
                                           a California corporation


                                           By: /s/ Kenneth W. Oberg
                                              ---------------------------------
                                              Name: Kenneth W. Oberg
                                              Title: President
                                              Date: Dec 28, 1990

                                           BETA WILLOW (PRIME), INC.,
                                           a California corporation


                                           By: /s/ Kenneth W. Oberg
                                              ---------------------------------
                                              Name: Kenneth W. Oberg
                                              Title: President
                                              Date: Dec 28, 1990


                                           BETA JOSHUA, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Peter Lofquist
                                              Title:  President
                                              Date:  Dec 28, 1990


                                           ALPHA WILLOW, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           ALPHA MARIAH, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           ALPHA MARIAH (PRIME), INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990

                                           BETA MARIAH, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           BETA MARIAH (PRIME), INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           GAMMA MARIAH, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           DELTA MARIAH, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           SAGEBRUSH PARTNER ELEVEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990

                                           SAGEBRUSH PARTNER TWELVE, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           SAGEBRUSH PARTNER THIRTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           SAGEBRUSH PARTNER FOURTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990


                                           SAGEBRUSH PARTNER FIFTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:


                                           SAGEBRUSH PARTNER SIXTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:

                                           SAGEBRUSH PARTNER SEVENTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:


                                           SAGEBRUSH PARTNER EIGHTEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:


                                           SAGEBRUSH PARTNER NINETEEN, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:


                                           SAGEBRUSH PARTNER TWENTY, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:
                                              Date:


                                           SAGEBRUSH PARTNER TWENTY-ONE, INC.,
                                           a California corporation


                                           By:
                                              ---------------------------------
                                              Name:  Robert L. Eisen
                                              Title:  Vice President
                                              Date:  Dec 28, 1990